Exhibit 8.1

Companies List

This exhibit contains a list of subsidiaries of Barclays PLC and Barclays Bank PLC and their jurisdiction of incorporation. This list excludes subsidiaries that do not, in aggregate, constitute a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X as at December 31, 2013.

1	54 Lombard Street Investments Limited	United Kingdom

2	Aequor Investments Limited	United Kingdom

3	Alsey Unit Trust	United Kingdom

4	Alymere Trust	United Kingdom

5	Alynore Investments Limited Partnership	United Kingdom

6	Analog Analytics Europe Limited (In Liquidation 28/02/2013)	United Kingdom

7	Ardencroft Investments Limited	United Kingdom

8	Arlo Limited	United Kingdom

9	Astraea Investment Funds	United Kingdom

10	Axis Partners	United Kingdom

11	B D & B Investments Limited	United Kingdom

12	B.P.B. (Holdings) Limited	United Kingdom

13	Barafor Limited	United Kingdom

14	Barclay Leasing Limited	United Kingdom

15	Barclaycard Funding PLC	United Kingdom

16	Barclays (Security Realisation) Limited	United Kingdom

17	Barclays Africa Group Holdings Limited	United Kingdom

18	Barclays Africa Limited	United Kingdom

19	Barclays Aldersgate Investments Limited	United Kingdom

20	Barclays Asset Management Limited	United Kingdom

21	Barclays AssetPlan	United Kingdom

22	Barclays Bank Trust Company Limited	United Kingdom

23	Barclays Bedivere Trust	United Kingdom

24	Barclays BR Holdings Trust	United Kingdom

25	Barclays Cantal Investments Trust	United Kingdom

26	Barclays Capital Asia Holdings Limited	United Kingdom

27	Barclays Capital Finance Limited	United Kingdom

28	Barclays Capital Japan Securities Holdings Limited	United Kingdom

29	Barclays Capital Margin Financing Limited	United Kingdom

30	Barclays Capital Nominees (No.2) Limited	United Kingdom

31	Barclays Capital Nominees (No.3) Limited	United Kingdom

32	Barclays Capital Nominees Limited	United Kingdom

33	Barclays Capital Overseas Limited (In Liquidation 24/09/2013)	United Kingdom

34	Barclays Capital Principal Investments Limited	United Kingdom

35	Barclays Capital Securities Limited	United Kingdom

36	Barclays Capital Services Limited	United Kingdom

37	Barclays Capital Strategic Advisers Limited	United Kingdom

38	Barclays CCP Funding LLP	United Kingdom

39	Barclays Converted Investments (No.2) Limited	United Kingdom

40	Barclays Converted Investments Limited	United Kingdom

41	Barclays Covered Bond Funding LLP	United Kingdom

42	Barclays Covered Bonds Limited Liability Partnership	United Kingdom

43	Barclays Darnay Euro Investments Limited	United Kingdom

44	Barclays Directors Limited	United Kingdom

45	Barclays Executive Schemes Trustees Limited	United Kingdom

46	Barclays Export and Finance Company Limited	United Kingdom

47	Barclays Fiduciary Services (UK) Limited	United Kingdom

48	Barclays Finance Europe Limited (in liquidation 13/05/2013)	United Kingdom

49	Barclays Financial Planning	United Kingdom

50	Barclays Financial Planning Nominee Company Limited	United Kingdom

51	Barclays Funds Investments Limited	United Kingdom

52	Barclays Global Investors Finance Limited (in liquidation 17/09/10)	United Kingdom

53	Barclays Global Investors UK Holdings Limited (in liquidation 17/09/10)	United Kingdom

54	Barclays Global Shareplans Nominee Limited	United Kingdom

55	Barclays Group Holdings Limited	United Kingdom

56	Barclays Group Share Incentive Plan	United Kingdom

57	Barclays Industrial Development Limited	United Kingdom

58	Barclays Industrial Investments Limited	United Kingdom

59	Barclays Insurance Services Company Limited	United Kingdom

60	Barclays Investment Management Limited	United Kingdom

61	Barclays Lamorak Trust	United Kingdom

62	Barclays Leasing (No.3) Limited	United Kingdom

63	Barclays Leasing (No.9) Limited	United Kingdom

64	Barclays Long Island Limited	United Kingdom

65	Barclays Luxembourg Finance Holdings Trust	United Kingdom

66	Barclays Luxembourg Finance Index Trust	United Kingdom

67	Barclays Marlist Limited	United Kingdom

68	Barclays Mercantile Business Finance Limited	United Kingdom

69	Barclays Mercantile Highland Finance Limited (in liquidation 19/04/2012)	United Kingdom

70	Barclays Mercantile Limited	United Kingdom

71	Barclays Metals Limited	United Kingdom

72	Barclays Nominees (Branches) Limited	United Kingdom

73	Barclays Nominees (George Yard) Limited	United Kingdom

74	Barclays Nominees (K.W.S.) Limited	United Kingdom

75	Barclays Nominees (Monument) Limited	United Kingdom

76	Barclays Nominees (Provincial) Limited	United Kingdom

77	Barclays Nominees (United Nations For UNJSPF) Limited	United Kingdom

78	Barclays Operational Services Limited	United Kingdom

79	Barclays Pelleas Investments Limited Partnership	United Kingdom

80	Barclays Pension Funds Trustees Limited	United Kingdom

81	Barclays Physical Trading Limited	United Kingdom

82	Barclays PLC	United Kingdom

83	Barclays Private Bank	United Kingdom

84	Barclays Private Banking Services Limited	United Kingdom

85	Barclays Private Trust	United Kingdom

86	Barclays SAMS Limited	United Kingdom

87	Barclays Secured Funding (LM) Limited	United Kingdom

88	Barclays Secured Notes Finance Holdings Limited	United Kingdom

89	Barclays Secured Notes Finance LLP	United Kingdom

90	Barclays Services (Japan) Limited	United Kingdom

91	Barclays Sharedealing	United Kingdom

92	Barclays Shea Limited	United Kingdom

93	Barclays Singapore Global Shareplans Nominee Limited	United Kingdom

94	Barclays SLCSM (No.1) Limited	United Kingdom

95	Barclays Stockbrokers (Holdings) Limited	United Kingdom

96	Barclays Stockbrokers (Nominees) Limited	United Kingdom

97	Barclays Stockbrokers Limited	United Kingdom

98	Barclays Technology Centre Limited	United Kingdom

99	Barclays Unquoted Investments Limited	United Kingdom

100	Barclays Unquoted Property Investments Limited	United Kingdom

101	Barclays USD Funding LLP	United Kingdom

102	Barclays Wealth Nominees Limited	United Kingdom

103	Barclayshare Nominees Limited	United Kingdom

104	Barcosec Limited	United Kingdom

105	Barley Investments Limited	United Kingdom

106	Barmac (Construction) Limited (in liquidation 14/12/2012)	United Kingdom

107	Barometers Limited	United Kingdom

108	Barsec Nominees Limited	United Kingdom

109	Base Clearing Limited	United Kingdom

110	BBUK Private Credit Partners Limited	United Kingdom

111	BCL FI Trust	United Kingdom

112	BCLI GP Trust	United Kingdom

113	Bergerac General Partnership	United Kingdom

114	Bevan Nominees Limited	United Kingdom

115	BLAF (No. 10) Limited (In liquidation 30/07/2013)	United Kingdom

116	BLAF (No. 2) Limited (In liquidation 30/07/2013)	United Kingdom

117	BLAF (No. 9) Limited (In liquidation 30/07/2013)	United Kingdom

118	Blossom Finance Limited Partnership	United Kingdom

119	BMBF (Bluewater Investments) Limited	United Kingdom

120	BMBF (No.12) Limited	United Kingdom

121	BMBF (No.18) Limited	United Kingdom

122	BMBF (No.21) Limited	United Kingdom

123	BMBF (No.24) Limited	United Kingdom

124	BMBF (No.3) Limited	United Kingdom

125	BMBF (No.6) Limited	United Kingdom

126	BMBF (No.9) Limited	United Kingdom

127	BMBF USD NO 1 Limited	United Kingdom

128	BMI (No.3) Limited	United Kingdom

129	BMI (No.6) Limited	United Kingdom

130	BMI (No.9) Limited	United Kingdom

131	BMI (NO18) Limited	United Kingdom

132	BMI Marine Limited	United Kingdom

133	BNRI ENG 2013 Limited Partnership	United Kingdom

134	BNRI ENG GP LLP	United Kingdom

135	BNRI England 2010 Limited Partnership	United Kingdom

136	BNRI England 2011 Limited Partnership	United Kingdom

137	BNRI England 2012 Limited Partnership	United Kingdom

138	BNRI PIA Scot GP Limited	United Kingdom

139	BNRI Scot 2011 Limited Partnership	United Kingdom

140	BNRI Scotland 2010 Limited Partnership	United Kingdom

141	BNRI Scots Executives 2012 Limited Partnership	United Kingdom

142	BNRI Scots Executives 2013 Limited Partnership	United Kingdom

143	BNRI Scots GP, LLP	United Kingdom

144	Borindale Investments Limited	United Kingdom

145	Boudeuse Limited	United Kingdom

146	Business Growth Fund PLC	United Kingdom

147	Capel Cure Sharp Limited	United Kingdom

148	Carnegie Holdings Limited	United Kingdom

149	Chapelcrest Investments Limited	United Kingdom

150	Claas Finance Limited	United Kingdom

151	Claudas Investments Limited Partnership	United Kingdom

152	Claudas Trust	United Kingdom

153	Clearlybusiness.com Limited	United Kingdom

154	Clydesdale Financial Services Limited	United Kingdom

155	Cobalt Investments Limited	United Kingdom

156	Condor No.1 Limited Partnership	United Kingdom

157	Condor No.2 Limited Partnership	United Kingdom

158	CP Flower Guaranteeco (UK) Limited	United Kingdom

159	CP Propco 1 Limited	United Kingdom

160	CP Propco 2 Limited	United Kingdom

161	CP Topco Limited	United Kingdom

162	CPIA England 2008 Limited Partnership	United Kingdom

163	CPIA England 2009 Limited Partnership	United Kingdom

164	CPIA England No.2 Limited Partnership	United Kingdom

165	CPIA Scotland 2008 Limited Partnerships	United Kingdom

166	CPIA Scotland 2009 Limited Partnership	United Kingdom

167	CPIA Scotland Executives 2008 Limited Partnership	United Kingdom

168	CPIA Scotland Executives 2009 Limited Partnership	United Kingdom

169	CPIA Scotland Executives No.2 Limited Partnership	United Kingdom

170	Cumbernauld Funding Holdings Limited (In liquidation 17/04/2013)	United Kingdom

171	Cumbernauld Funding No.3 PLC (In liquidation 17/04/2013)	United Kingdom

172	Denham Investments Limited	United Kingdom

173	DMW Realty Limited	United Kingdom

174	Durlacher Nominees Limited	United Kingdom

175	Eagle Financial and Leasing Services (UK) Limited	United Kingdom

176	Ebbgate Investments Limited	United Kingdom

177	Eldfell Investments Limited	United Kingdom

178	EM Investments (Switzerland) Limited (In liquidation 28/10/2010)	United Kingdom

179	EM Investments No.1 Limited	United Kingdom

180	Embley Investments Funds	United Kingdom

181	Equity Index Investments Bare Trust	United Kingdom

182	Equity Value Investments Limited Liability Partnership	United Kingdom

183	Equity Value Investments No.1 Limited	United Kingdom

184	Equity Value Investments No.2 Limited	United Kingdom

185	Erus Metals Limited	United Kingdom

186	Exshelfco (DZBC)	United Kingdom

187	Fair and Square Limited (in liquidation 23/02/2011)	United Kingdom

188	Finpart Nominees Limited	United Kingdom

189	FIRSTPLUS Financial Group PLC	United Kingdom

190	Fitzroy Finance Limited	United Kingdom

191	Foltus Investments Limited	United Kingdom

192	Gardman Group Limited	United Kingdom

193	Gerrard (OMH) Limited	United Kingdom

194	Gerrard Financial Planning Limited	United Kingdom

195	Gerrard Investment Management Limited	United Kingdom

196	Gerrard Management Services Limited	United Kingdom

197	Gerrard Nominees Limited	United Kingdom

198	Gers Investments Trust	United Kingdom

199	Global Dynasty Natural Resource Private Equity Limited Partnership	United Kingdom

200	Globe Nominees Limited	United Kingdom

201	GM Computers Limited	United Kingdom

202	GN Tower Limited	United Kingdom

203	Goldfish Card Services Limited (in liquidation 25/03/10)	United Kingdom

204	Goldfish Receivables Limited	United Kingdom

205	Gorton Nominees Limited	United Kingdom

206	Gracechurch Card (Holdings) Limited	United Kingdom

207	Gracechurch Card Programme Funding PLC	United Kingdom

208	Gracechurch GMF Funding 1 Limited	United Kingdom

209	Gracechurch GMF Funding 2 Limited	United Kingdom

210	Gracechurch GMF Holdings Limited	United Kingdom

211	Gracechurch Mortgage Financing PLC	United Kingdom

212	Greater London Offices (Central House) Limited	United Kingdom

213	Greater London Offices (Old Broad Street) Limited	United Kingdom

214	Greater London Offices Limited	United Kingdom

215	Greig Middleton Holdings Limited	United Kingdom

216	Greig Middleton Nominees Limited	United Kingdom

217	GW City Ventures Limited	United Kingdom

218	Hawkins Funding Limited	United Kingdom

219	Heraldglen Limited	United Kingdom

220	Hoardburst Limited	United Kingdom

221	Igloo Regeneration (General Partner) Limited	United Kingdom

222	Imry Holdings Limited (In Liquidation 24/07/2007)	United Kingdom

223	Intelligent Processing Solutions Limited	United Kingdom

224	Investors In Infrastructure Limited	United Kingdom

225	J.V. Estates Limited	United Kingdom

226	Keepier Investments	United Kingdom

227	Kirsche Investments Limited	United Kingdom

228	Laser Investment Company 1 Limited	United Kingdom

229	Laser Investment Company 2 Limited	United Kingdom

230	Leonis Investments LLP	United Kingdom

231	Lindley Developments Limited	United Kingdom

232	Lombard Street Nominees Limited	United Kingdom

233	Long Island Assets Limited	United Kingdom

234	Luscinia Investments Funds	United Kingdom

235	Lussac Investments Limited	United Kingdom

236	Maloney Investments Limited	United Kingdom

237	Martins Investments Limited (in liquidation 05/08/2013)	United Kingdom

238	MCC Leasing (No 15) Limited	United Kingdom

239	MCC Leasing (No. 6) Limited	United Kingdom

240	MCC Leasing (No.24) Limited	United Kingdom

241	Menlo Investments Limited	United Kingdom

242	Mercantile Credit Company Limited	United Kingdom

243	Mercantile Industrial Leasing Limited	United Kingdom

244	Mercantile Leasing Company (No.132) Limited	United Kingdom

245	Mercantile Leasing Company (No.144) Limited	United Kingdom

246	Mercers Debt Collections Limited	United Kingdom

247	Muleta Investments Limited (In liquidation 20/12/2013)	United Kingdom

248	Murray House Investment Management Limited	United Kingdom

249	Murray House Investments Limited (in liquidation 22/08/2013)	United Kingdom

250	Myers Grove Investments Limited	United Kingdom

251	Naxos Investments Limited	United Kingdom

252	North Colonnade Investments Limited	United Kingdom

253	Northwharf Investments Limited	United Kingdom

254	Northwharf Nominees Limited	United Kingdom

255	Oak Pension Asset Management Limited	United Kingdom

256	Odysseus (Martins) Investments Limited	United Kingdom

257	Pelleas Trust	United Kingdom

258	Pendle Shipping Limited	United Kingdom

259	PIA England No.2 Limited Partnership	United Kingdom

260	PIA Scotland No.2 Limited Partnership	United Kingdom

261	Plumbline Properties Limited (in liquidation 26/02/2013)	United Kingdom

262	Preferred Liquidity Limited Partnership	United Kingdom

263	PSA Credit Company Limited [in liquidation 31/10/1994]	United Kingdom

264	R&L Properties No 1 Limited	United Kingdom

265	R&L Properties No 5 Limited	United Kingdom

266	R.C. Greig Nominees Limited	United Kingdom

267	Real Estate Participation Management Limited	United Kingdom

268	Real Estate Participation Services Limited	United Kingdom

269	Red House Management Company (Norfolk) Limited	United Kingdom

270	Reflex Nominees Limited	United Kingdom

271	Relative Value Investments UK Limited Liability Partnership	United Kingdom

272	Relative Value Trading Limited	United Kingdom

273	RJ Scotland Limited Partnership	United Kingdom

274	Roder Investments No. 1 Limited	United Kingdom

275	Roder Investments No. 2 Limited	United Kingdom

276	Ruthenium Investments Limited	United Kingdom

277	RVT CLO Investments LLP	United Kingdom

278	Scotlife Home Loans (No.3) Limited	United Kingdom

279	Sharelink Nominees Limited	United Kingdom

280	Shooters Grove Holdings Limited	United Kingdom

281	Shrewsbury Leasing Ltd	United Kingdom

282	Solution Personal Finance Limited	United Kingdom

283	Stellans Investments Limited	United Kingdom

284	Surety Trust Limited	United Kingdom

285	Swan Lane Investments Limited	United Kingdom

286	The Orsand (Scotland) Limited Partnership	United Kingdom

287	The Rubus Unauthorised Unit Trust	United Kingdom

288	Thomas Cook Personal Finance Limited (In Liquidation 20/09/2013)	United Kingdom

289	Tungshan Investments Limited	United Kingdom

290	Ursa Trust	United Kingdom

291	Uther Investments Trust	United Kingdom

292	Vaultex UK Limited	United Kingdom

293	Vocalink Holdings Limited	United Kingdom

294	W.D. Pension Fund Limited	United Kingdom

295	Walbrook Trustees (UK) Limited (In Liquidation 07/06/2013)	United Kingdom

296	Water Street Investments Limited	United Kingdom

297	Wedd Jefferson (Nominees) Limited	United Kingdom

298	Westferry Investments Limited	United Kingdom

299	Woolwich Assured Homes Limited	United Kingdom

300	Woolwich Countryside Limited	United Kingdom

301	Woolwich Homes (1987) Limited	United Kingdom

302	Woolwich Homes Limited	United Kingdom

303	Woolwich Limited	United Kingdom

304	Woolwich Mortgage Services Limited	United Kingdom

305	Woolwich Plan Managers Limited	United Kingdom

306	Woolwich Qualifying Employee Share Ownership Trustee Limited	United Kingdom

307	Woolwich Surveying Services Limited	United Kingdom

308	Worldmark International Holdings Limited	United Kingdom

309	Wysteria Euro Investments Limited	United Kingdom

310	Zeban Nominees Limited	United Kingdom

311	Barclays Capital Argentina S.A.	Argentina

312	Compañía Sudamerica S.A.	Argentina

313	Barrep Pty Limited	Australia

314	Bluestone Equity Release Series 1 Warehouse Trust	Australia

315	Celsius Investments Australia Limited	Australia

316	Klagenfurt Ebentalerstrasse 140 GmbH	Austria

317	RI Immobilien Laxenburg Industriepark Strasse 14 GmbH	Austria

318	BBSA (Bahamas) Limited	Bahamas

319	Belgian Turbine Lease Corporation NV	Belgium

320	Cross Bay Capital Re Limited	Bermuda

321	HFR ED Master Trust	Bermuda

322	HFR Umbrella Trust	Bermuda

323	Barclays Bank of Botswana Limited	Botswana

324	Barclays Insurance Services (Pty) Limited	Botswana

325	Barclays Life Botswana Proprietary Limited	Botswana

326	Banco Barclays S.A.	Brazil

327	Barclays Corretora de Titulos e Valores Mobiliarios S.A.	Brazil

328	BBSA Servicos e Participacoes Limitada	Brazil

329	Golden Companhia Securitizadora de Creditos Financeiros	Brazil

330	Barclays Canadian Commodities Limited	Brazil

331	Barclays Capital Canada Inc	Brazil

332	Barclays Corporation Limited	Brazil

333	CPIA Canada Holdings	Brazil

334	Abellio Investments Limited (in liquidation 05/08/2013)	Cayman Islands

335	Alymere Investments Limited	Cayman Islands

336	Alymere Investments Two Limited	Cayman Islands

337	Analytical Trade UK Limited	Cayman Islands

338	Aquitaine Investments Limited	Cayman Islands

339	Arlo 2 Limited	Cayman Islands

340	Arlo 3 Limited	Cayman Islands

341	Arlo 4 Limited	Cayman Islands

342	Arlo 5 Limited	Cayman Islands

343	Arlo IX Limited	Cayman Islands

344	Arlo VII Limited	Cayman Islands

345	Arlo X Limited	Cayman Islands

346	Arlo XII Limited	Cayman Islands

347	Arlo XIII Limited	Cayman Islands

348	Arlo XIV Limited	Cayman Islands

349	Aubisque UK Investments Limited	Cayman Islands

350	Barclays Capital (Cayman) Limited	Cayman Islands

351	Barclays Private Bank & Trust (Cayman) Limited	Cayman Islands

352	Barclays Private Credit Partners GP	Cayman Islands

353	Barclays Wealth Corporate Nominees Limited	Cayman Islands

354	Beille Investments Limited	Cayman Islands

355	Belo Cayman Ltd	Cayman Islands

356	Bigorre UK Investments Limited	Cayman Islands

357	Binden Investments Limited (In Liquidation 09/10/2013)	Cayman Islands

358	Blaytell Limited	Cayman Islands

359	Bramley Landing Limited	Cayman Islands

360	Braven Investments No.1 Limited	Cayman Islands

361	Broome Investments Limited	Cayman Islands

362	Brule 1 Investments Limited	Cayman Islands

363	Calthorpe Investments Limited	Cayman Islands

364	Capton Investments Limited	Cayman Islands

365	Cedarwoods CRE CDO II, Ltd.	Cayman Islands

366	Celaeno Investments Limited	Cayman Islands

367	Claudas Investments Limited	Cayman Islands

368	Claudas Investments Two Limited	Cayman Islands

369	Colombiere UK Investments Limited	Cayman Islands

370	Core Investments (Cayman) Limited	Cayman Islands

371	Corvus Investments Limited (In liquidation 28/01/2011)	Cayman Islands

372	Coskwo Limited	Cayman Islands

373	CPIA Investments No.1 Limited	Cayman Islands

374	CPIA Investments No.2 Limited	Cayman Islands

375	Cureton Investments No. 1 Limited	Cayman Islands

376	Cuth Investments Limited	Cayman Islands

377	Delia Investments Limited (In liquidation 18/11/2013)	Cayman Islands

378	Eagle Financial & Leasing Services Limited	Cayman Islands

379	Eagle Holdings Ltd	Cayman Islands

380	Eagle Management Services Limited	Cayman Islands

381	Fembos Investments Limited	Cayman Islands

382	Feste Investments Limited	Cayman Islands

383	Furbridge Investments Limited	Cayman Islands

384	Gallen Investments Limited	Cayman Islands

385	Gironde Investments Limited	Cayman Islands

386	Godler Limited	Cayman Islands

387	Golden Eagle Holdings Ltd	Cayman Islands

388	Hamar Investments Limited	Cayman Islands

389	Harflane Limited	Cayman Islands

390	Hauteville UK Investments Limited	Cayman Islands

391	Hentock Limited	Cayman Islands

392	Hollygrice Limited	Cayman Islands

393	Hornbeam Limited	Cayman Islands

394	Hurley Investments No.1 Limited	Cayman Islands

395	Hurley Investments No.2 Limited	Cayman Islands

396	HYMF (Cayman) Limited	Cayman Islands

397	Iris Investments 1 Limited	Cayman Islands

398	JV Assets Limited	Cayman Islands

399	Long Island International Limited	Cayman Islands

400	Loxley Investments Limited	Cayman Islands

401	Manasquan CDO 2005-1 Limited	Cayman Islands

402	Mintaka Investments No. 4 Limited	Cayman Islands

403	Moselle No 3 UK Investments Limited	Cayman Islands

404	Nerva Ltd (In liquidation 24/12/2010)	Cayman Islands

405	Newfoundland CLO I Limited	Cayman Islands

406	OGP Leasing Limited	Cayman Islands

407	Olney Holdings Limited (In liquidation 05/08/2013)	Cayman Islands

408	Otago Investments No.1 Limited	Cayman Islands

409	Otago Investments No.2 Limited	Cayman Islands

410	Palomino Limited	Cayman Islands

411	Panacea SPC	Cayman Islands

412	Panacea Trust	Cayman Islands

413	Pelleas Investments Limited	Cayman Islands

414	Pelleas Investments Two Limited	Cayman Islands

415	Pilkbull Limited	Cayman Islands

416	Pippin Island Investments Limited	Cayman Islands

417	Pyrus Investments Limited	Cayman Islands

418	R.F.J-ALTS Investments I Limited	Cayman Islands

419	Raglan Investments Limited	Cayman Islands

420	Razzoli Investments Limited	Cayman Islands

421	RF Alts Finance I Ltd	Cayman Islands

422	RVH Limited	Cayman Islands

423	Shinsei Opportunity Trust	Cayman Islands

424	SILO Funding 2000-1 (BIG) Ltd	Cayman Islands

425	SILO Funding 2000-1 (IG) Ltd	Cayman Islands

426	Spargi Investments Limited	Cayman Islands

427	Spatial Investments Limited	Cayman Islands

428	Spoonhill Investments Limited	Cayman Islands

429	Strickyard Limited	Cayman Islands

430	Tourmalet UK Investments Limited	Cayman Islands

431	Tsengwen Investments Limited (in liquidation 06/08/2013)	Cayman Islands

432	Ventotene Investments Limited	Cayman Islands

433	Wessex Investments Limited	Cayman Islands

434	Willow Cayman 1 Limited	Cayman Islands

435	Willow No.2 (Cayman) Limited	Cayman Islands

436	Winhall Limited	Cayman Islands

437	WITCO Limited (In Liquidation 30/09/2013)	Cayman Islands

438	Zane Investments Limited	Cayman Islands

439	Zanonne Investments Limited	Cayman Islands

440	Zepherine Investments Limited (In Liquidation 29/10/2013)	Cayman Islands

441	Zinc Holdings Limited	Cayman Islands

442	Zosma Investments Limited	Cayman Islands

443	Zumboorok Investments Limited	Cayman Islands

444	Barclays Technology Centre (Shanghai) Company Limited	China

445	New China Trust	China

446	EB8 Aachen ApS	Denmark

447	EB8 Bad Saeckingen ApS	Denmark

448	EB8 Bad Vilbel ApS	Denmark

449	EB8 Bischofsheim ApS	Denmark

450	EB8 Bremer Kreuz ApS	Denmark

451	EB8 Dortmund ApS	Denmark

452	EB8 Felix Wankel Strasse ApS	Denmark

453	EB8 Germany Sarl	Denmark

454	EB8 Grundstuck ApS	Denmark

455	EB8 Kaltenkirchen ApS	Denmark

456	EB8 Kassel ApS	Denmark

457	EB8 Kreft 1 ApS	Denmark

458	EB8 Kreft 2 ApS	Denmark

459	EB8 Kreft 3 ApS	Denmark

460	EB8 Norderstradt ApS	Denmark

461	EB8 Nurnberg ApS	Denmark

462	EB8 Propco One ApS	Denmark

463	EB8 Stuhr Seckenhausen ApS	Denmark

464	Barclays Bank Egypt SAE	Egypt

465	Barclays Courtage SAS	France

466	Barclays Diversification	France

467	Barclays France SA	France

468	Barclays Patrimoine S.C.S.	France

469	Barclays Vie SA	France

470	Barclays Wealth Managers France SA	France

471	BBAIL SAS	France

472	Desmet Ballestra Group	France

473	Financiere DSBG SAS	France

474	IHM Technologies SAS	France

475	Mobipark SAS	France

476	Parcopolia	France

477	Ayn Euro Fund	Germany

478	Barclays Capital Effekten GmbH	Germany

479	Baubecon Holding 1 GmbH (in liquidation from 01/01/2013)	Germany

480	Chewdef GP GmbH (in liquidation from 01/01/2013)	Germany

481	CU Uetikon GmbH	Germany

482	Eschenbach Holding GmbH	Germany

483	MDC Liliencarree GmbH & Co. KG	Germany

484	Oase Holding GmbH	Germany

485	Opal 110. GmbH (in liquidation 01/01/2013)	Germany

486	Projekt Frankfurt AM Berkersheiner Weg GmbH & Company KG	Germany

487	Sulm Investments GmbH	Germany

488	Barclays Bank of Ghana Limited	Ghana

489	Barclays Gibraltar Nominees Company Limited	Gibraltar

490	Norfolk LP	Gibraltar

491	Barclays Insurance Guernsey PCC Limited	Guernsey

492	Barclays Nominees (Guernsey) Limited	Guernsey

493	Barclays Wealth Accumulation Plan L.P.	Guernsey

494	Barclays Wealth Accumulation Plan Trust	Guernsey

495	Barclays Wealth Advisory Holdings (Guernsey) Limited	Guernsey

496	Barclays Wealth Corporate Officers (Guernsey) Limited	Guernsey

497	Barclays Wealth Corporate Services (Guernsey) Limited	Guernsey

498	Barclays Wealth Directors (Guernsey) Limited	Guernsey

499	Barclays Wealth Fund Managers (Guernsey) Limited	Guernsey

500	Barclays Wealth Nominees (Guernsey) Limited	Guernsey

501	Barclays Wealth Trustees (Guernsey) Limited	Guernsey

502	Bormio Limited	Guernsey

503	Celsius Capital PCC Limited	Guernsey

504	Clarion ICC Limited	Guernsey

505	Lindmar Trust Company Limited	Guernsey

506	Regency Secretaries Limited	Guernsey

507	Barclays Asia Limited	Hong Kong

508	Barclays Bank (Hong Kong Nominees) Limited (In Liquidation 11/07/2007)	Hong Kong

509	Barclays Capital Asia Limited	Hong Kong

510	Barclays Capital Asia Nominees Limited (In Liquidation 10/07/2007)	Hong Kong

511	Barclays Wealth Directors (Hong Kong) Limited (In Liquidation 13.12.2013)	Hong Kong

512	Barclays Wealth Nominees (Hong Kong) Limited	Hong Kong

513	Barclays Wealth Secretaries (Hong Kong) Limited (In Liquidation 13.12.2013)	Hong Kong

514	Barclays Wealth Trustees (Hong Kong) Limited	Hong Kong

515	The Apsara (Hong Kong) General Partnership	Hong Kong

516	Barclays Holdings India Private Limited (In Liquidation 30/07/2009)	India

517	Barclays Investments & Loans (India) Limited	India

518	Barclays Securities (India) Private Limited	India

519	Barclays Shared Services Private Limited	India

520	Barclays Technology Centre India Private Limited	India

521	Barclays Wealth Trustees (India) Private Limited	India

522	PT Bank Barclays Indonesia (in Liquidation 08/07/2011)	Indonesia

523	PT Barclays Capital Securities Indonesia	Indonesia

524	PT Bhadra Buana Persada (in Liquidation 15/07/2011)	Indonesia

525	Barclaycard (Ireland) Limited	Ireland

526	Barclaycard Irish Properties Limited	Ireland

527	Barclays Assurance (Dublin) Limited	Ireland

528	Barclays Bank Ireland Public Limited Company	Ireland

529	Barclays Equities Trading (Ireland) Limited	Ireland

530	Barclays Insurance (Dublin) Limited	Ireland

531	Barclays Ireland Nominees Limited	Ireland

532	Barclays Reinsurance Ireland (No.2) Limited	Ireland

533	Belo PLC	Ireland

534	Bocage Mortgages No 1 Limited	Ireland

535	Celsius Funds II PLC	Ireland

536	Celsius Funds PLC	Ireland

537	Celsius International Funds PLC	Ireland

538	Dali Capital PLC	Ireland

539	Dolomiti Funds PLC (In Liquidation 29/08/2012)	Ireland

540	Elvia Asset Funding Limited	Ireland

541	Heta Funding Limited	Ireland

542	Horai Capital (Ireland) PLC	Ireland

543	Lions Hill Limited	Ireland

544	Manywaters Funding Limited	Ireland

545	Pegmatite Plc	Ireland

546	Setter II Capital Limited (In Liquidation 13/06/2013)	Ireland

547	Setter III Capital Limited	Ireland

548	StatECA Limited	Ireland

549	Tormes Asset Funding Limited	Ireland

550	Willow No. 2 (Ireland) PLC	Ireland

551	Xelo II Plc	Ireland

552	Xelo III Plc	Ireland

553	Xelo IV Plc	Ireland

554	Xelo Plc	Ireland

555	Xelo V Plc	Ireland

556	Xelo VI Limited	Ireland

557	Xelo VII Limited	Ireland

558	Absa Manx Holdings Limited	Isle of Man

559	Absa Manx Insurance Company Limited	Isle of Man

560	Barclays Holdings (Isle of Man) Limited	Isle of Man

561	Barclays Investment Bonds (Isle of Man) Limited	Isle of Man

562	Barclays Nominees (Manx) Limited	Isle of Man

563	Barclays Portfolio (IoM GP) No.2 Limited	Isle of Man

564	Barclays Private Bank & Trust (Isle of Man) Limited	Isle of Man

565	Barclays Private Clients International Limited	Isle of Man

566	Barclays Wealth Corporate Officers (Isle of Man) Limited	Isle of Man

567	Barclays Wealth Corporate Services (IOM) Limited	Isle of Man

568	Barclays Wealth Directors (Isle of Man) Limited	Isle of Man

569	Barclays Wealth Nominees (IOM) Limited	Isle of Man

570	Barclays Wealth Trustees (Isle of Man) Limited	Isle of Man

571	Barclaytrust (Nominees) Isle of Man Limited	Isle of Man

572	Barclaytrust International Nominees (Isle of Man) Limited	Isle of Man

573	Cadgwith Limited (In Liquidation 01/11/13)	Isle of Man

574	Enz Investments Limited	Isle of Man

575	Island Nominees Limited	Isle of Man

576	Poldhu Limited (In Liquidation 01.11.13)	Isle of Man

577	Stowell Limited	Isle of Man

578	The Dorchester Limited Partnership	Isle of Man

579	Walbrook (IOM) 2006 Nominees (No. 1) Limited	Isle of Man

580	Walbrook (IOM) Nominees (No. 23) Limited	Isle of Man

581	Walbrook (IOM) Nominees (No. 3) Limited	Isle of Man

582	Walbrook (IOM) Nominees (No. 4) Limited	Isle of Man

583	Walbrook (IOM) Nominees (No. 5) Limited	Isle of Man

584	Walbrook (IOM) Nominees (No. 6) Limited	Isle of Man

585	Barclays Family S.p.A	Italy

586	Barclays Private Equity S.p.A. in liquidation (01/12/2011)	Italy

587	Barclays Services Italia S.p.A. (In Liquidation 04/06/2013)	Italy

588	Carlo Erba Reagenti SpA	Italy

589	Eudea SpA	Italy

590	Mercurio Mortgage Finance S.r.l.	Italy

591	Barclays Funds and Advisory Japan Limited	Japan

592	Barclays Securities Japan Limited	Japan

593	Barclays Wealth Services Limited	Japan

594	Eagle Capital Godo Gaisha	Japan

595	Eagle Capital Ippan Shadan Hojin	Japan

596	Eagle GP Holdings Ippan Shadan Hojin	Japan

597	Eagle LP Holdings Ippan Shadan Hoijin	Japan

598	Straight Funding Godo Kaisha	Japan

599	Barclays Canada Employee Benefit Trust	Jersey

600	Barbridge Limited	Jersey

601	Barclays Capital Employee Benefits (UK DP) Trust	Jersey

602	Barclays Capital Employee Benefits (US DP) Trust	Jersey

603	Barclays Capital Millennium Employee Trust	Jersey

604	Barclays Global Share Purchase Plan Trust	Jersey

605	Barclays Group (ESAS) Employees’ Benefit Trust	Jersey

606	Barclays Group (PSP) Employees’ Benefit Trust	Jersey

607	Barclays Group (SAYE) Employee Benefit Trust	Jersey

608	Barclays International Fund Managers Limited	Jersey

609	Barclays International Funds Group Limited	Jersey

610	Barclays Nominees (Jersey) Limited	Jersey

611	Barclays Private Bank & Trust Limited	Jersey

612	Barclays Services Jersey Limited	Jersey

613	Barclays Wealth Corporate Officers (Jersey) Limited	Jersey

614	Barclays Wealth Corporate Services (Jersey) Limited	Jersey

615	Barclays Wealth Directors (Jersey) Limited	Jersey

616	Barclays Wealth Fund Managers (Jersey) Limited	Jersey

617	Barclays Wealth Management Jersey Limited	Jersey

618	Barclays Wealth Nominees (Jersey) Limited	Jersey

619	Barclays Wealth Signatories Limited	Jersey

620	Barclays Wealth Trustees (Jersey) Limited	Jersey

621	Barclaytrust Channel Islands Limited	Jersey

622	Barclaytrust International (Jersey) Limited	Jersey

623	Barclaytrust Jersey Limited	Jersey

624	CP Newco 1 Limited	Jersey

625	CP Newco2 Limited	Jersey

626	CP Newco3 Limited	Jersey

627	Gracechurch GMF Options Limited	Jersey

628	Gracechurch GMF Trustee Limited	Jersey

629	Gracechurch Receivables Trustee Limited	Jersey

630	Karami Holdings Limited	Jersey

631	Lindisfarne Unit Trust	Jersey

632	Sandringham Nominees Limited	Jersey

633	Tiara Trustees (Jersey) Limited	Jersey

634	Walbrook Executors Limited	Jersey

635	Walbrook Properties Limited	Jersey

636	Barclays (Kenya) Nominees Limited	Kenya

637	Barclays Bank Insurance Agency Limited	Kenya

638	Barclays Bank of Kenya Limited	Kenya

639	Barclays Deposit-Taking Microfinance Limited	Kenya

640	Barclays Financial Services Limited	Kenya

641	Barclays Pension Services Limited	Kenya

642	Barclays Korea GP Limited	Korea, Republic of

643	Woori BC Pegasus Securitization Specialty Co., Limited	Korea, Republic of

644	Barclays Aegis Investments S.à r.l.	Luxembourg

645	Barclays Alzin Investments S.à r.l.	Luxembourg

646	Barclays Bayard Investments S.à r.l.	Luxembourg

647	Barclays BCL Fixed Income S.à r.l.	Luxembourg

648	Barclays BCLI no.1 S.à r.l.	Luxembourg

649	Barclays BCLI no.2 S.à r.l.	Luxembourg

650	Barclays Bedivere Investments S.à r.l.	Luxembourg

651	Barclays Bordang Investments S.à r.l.	Luxembourg

652	Barclays BR Holdings S.à r.l.	Luxembourg

653	Barclays BR Investments S.à r.l.	Luxembourg

654	Barclays Cantal Investments S.à r.l.	Luxembourg

655	Barclays Capital Luxembourg S.à r.l.	Luxembourg

656	Barclays Capital Trading Luxembourg S.à r.l.	Luxembourg

657	Barclays Equity Index Investments S.à r.l.	Luxembourg

658	Barclays Lamorak Investments S.à r.l.	Luxembourg

659	Barclays Leto Investments S.à r.l.	Luxembourg

660	Barclays Luxembourg EUR Holdings S.à r.l	Luxembourg

661	Barclays Luxembourg Finance Holdings S.à r.l.	Luxembourg

662	Barclays Luxembourg Finance S.à r.l.	Luxembourg

663	Barclays Luxembourg GBP Holdings S.à r.l.	Luxembourg

664	Barclays Luxembourg Holdings S.à r.l.	Luxembourg

665	Barclays Luxembourg Holdings SSC	Luxembourg

666	Barclays Luxembourg USD Holdings S.à r.l.	Luxembourg

667	BNRI Limehouse No.1 Sarl	Luxembourg

668	Celsius Investment Funds SICAV	Luxembourg

669	Celsius Managed Funds SICAV	Luxembourg

670	E&A Real Estate Investments Sarl	Luxembourg

671	Grenache	Luxembourg

672	Grenache & Cie S.N.C	Luxembourg

673	Grenache, Bergem & Cie S.C.S.	Luxembourg

674	Hitchard Sarl	Luxembourg

675	Malbec Investments S.à r.l.	Luxembourg

676	Metis Investments S.à r.l.	Luxembourg

677	Partnership Investments S.à r.l.	Luxembourg

678	Pelleas Investments S.à r.l.	Luxembourg

679	Preferred Funding S.à r.l.	Luxembourg

680	Preferred Investments S.à r.l.	Luxembourg

681	Restaurant Holding S.a.r.l.	Luxembourg

682	Barclays Capital Markets Malaysia Sdn Bhd.	Malaysia

683	Celsius Global Funds SICAV plc	Malta

684	RS2 Software PLC	Malta

685	Barclays (H&B) Mauritius Limited	Malta

686	Barclays Bank Mauritius Limited	Mauritius

687	Barclays Capital Mauritius Limited	Mauritius

688	Barclays Capital Securities Mauritius Limited	Mauritius

689	Barclays International Leasing Company Limited (in liquidation 15 September 2011)	Mauritius

690	Barclays Mauritius Overseas Holdings Limited	Mauritius

691	Barclays Bank Mexico, S.A.	Mexico

692	Barclays Capital Casa de Bolsa, S.A. de C.V.	Mexico

693	Grupo Financiero Barclays Mexico, S.A. de C.V.	Mexico

694	Servicios Barclays, S.A. de C.V.	Mexico

695	Barclays Wealth Asset Management (Monaco) S.A.M	Monaco

696	Barclays Wealth S.a.r.l.	Monaco

697	Societe Civile Immobiliere 31 Avenue de la Costa	Monaco

698	Barclays Bank Mocambique SA	Mozambique

699	Global Alliance Seguros, S.A.	Mozambique

700	Absa Namibia Proprietary Limited	Namibia

701	Barclays Capital Investments B.V.	Netherlands

702	Barclays Secured Notes B.V.	Netherlands

703	Barclays SLCSM Funding B.V.	Netherlands

704	Belisama Investments B.V. (in liquidation 02/08/2013)	Netherlands

705	Bletchley Investments B.V. (in liquidation 02/08/2013)	Netherlands

706	Boug BV	Netherlands

707	Chewdef BidCo BV. (in liquidation on 01/01/2013)	Netherlands

708	Depository for Agency and Government Guaranteed Receivables B.V.	Netherlands

709	Gordon Holdings (Netherlands) B.V.	Netherlands

710	Lambda Finance BV	Netherlands

711	NXMH B.V.	Netherlands

712	Stichting Barclays Secured Notes	Netherlands

713	Stichting Depository for Agency and Government Guaranteed Receivables	Netherlands

714	Absa Capital Representative Office Nigeria Limited	Nigeria

715	Barclays Group Representative Office (NIG) Limited	Nigeria

716	EnterCard Norge AS	Norway

717	Meridian (SPV-AMC) Corporation	Philippines

718	Barclays Prestacao de Servicos - ACE	Portugal

719	Barclays Wealth Managers Portugal - SGFIM, S.A.	Portugal

720	Bocage Mortgages No 2 Limited	Portugal

721	Limited Liability Company “Barclays Capital”	Russian Federation

722	Barclays Saudi Arabia	Saudi Arabia

723	Barclays Bank (Seychelles) Limited	Seychelles

724	Barclays Bank Insurance Agency	Seychelles

725	Barclays Bank (Singapore Nominees) Pte Ltd.	Singapore

726	Barclays Bank (South East Asia) Nominees Private Limited	Singapore

727	Barclays Capital Futures (Singapore) Private Limited	Singapore

728	Barclays Capital Global Services Singapore Pte. Limited	Singapore

729	Barclays Capital Holdings (Singapore) Private Limited	Singapore

730	Barclays Merchant Bank (Singapore) Ltd.	Singapore

731	Barclays Wealth Trustees (Singapore) Limited	Singapore

732	1900 Summerstrand Share Block Limited	South Africa

733	Absa Alternative Asset Management Proprietary Limited	South Africa

734	Absa Asset Management Proprietary Limited	South Africa

735	Absa Bank Limited	South Africa

736	Absa Capital Private Equity Proprietary Limited	South Africa

737	Absa Capital Securities Proprietary Limited	South Africa

738	Absa Consultants and Actuaries Proprietary Limited	South Africa

739	Absa Development Company Holdings Proprietary Limited	South Africa

740	Absa Estate Agency Proprietary Limited	South Africa

741	Absa Financial Services Africa Holdings Proprietary Limited	South Africa

742	Absa Financial Services Limited	South Africa

743	Absa Fleet Services Proprietary Limited	South Africa

744	Absa Foundation Trust	South Africa

745	Absa Fund Managers Limited	South Africa

746	Absa Group Limited Employee Share Ownership Administrative Trust	South Africa

747	Absa Group Limited Share Incentive Trust	South Africa

748	Absa Home Loans 101 Proprietary Limited	South Africa

749	Absa Home Loans 102 Proprietary Limited	South Africa

750	Absa Home Loans 103 Proprietary Limited	South Africa

751	Absa Home Loans Guarantee Company Proprietary Limited	South Africa

752	Absa Home Loans Security SPV 101 Proprietary Limited	South Africa

753	Absa Home Loans Security SPV 102 Proprietary Limited	South Africa

754	Absa Home Loans Security SPV 103 Proprietary Limited	South Africa

755	Absa idirect Limited	South Africa

756	Absa Insurance and Financial Advisers Proprietary Limited	South Africa

757	Absa Insurance Company Limited	South Africa

758	Absa Insurance Risk Management Services Limited	South Africa

759	Absa Investment Management Services Proprietary Limited	South Africa

760	Absa Life Limited	South Africa

761	Absa Mortgage Fund Managers Proprietary Limited	South Africa

762	Absa Nominees Proprietary Limited	South Africa

763	Absa Ontwikkelingsmaatskappy Eiendoms Beperk	South Africa

764	Absa Outsource Competency Centre Proprietary Limited	South Africa

765	Absa Portfolio Managers Proprietary Limited	South Africa

766	Absa Private Equity Limited Partner Proprietary Limited	South Africa

767	Absa Property Development Proprietary Limited	South Africa

768	Absa Secretarial Services Proprietary Limited	South Africa

769	Absa Stockbrokers Proprietary Limited	South Africa

770	Absa Technology Finance Solutions Proprietary Limited	South Africa

771	Absa Trading and Investment Solutions Holdings Proprietary Limited	South Africa

772	Absa Trading and Investment Solutions Proprietary Limited	South Africa

773	Absa Trust (Natal) Limited	South Africa

774	Absa Trust Limited	South Africa

775	Absa Vehicle Management Proprietary Limited	South Africa

776	Absa Vehicle Management Solutions Proprietary Limited	South Africa

777	ABSAN Proprietary Limited	South Africa

778	Account on Us Proprietary Limited	South Africa

779	ACMB Specialised Finance Nominees Proprietary Limited	South Africa

780	African Spirit Trading 309 Proprietary Limited	South Africa

781	AIMS Nominees (RF) Proprietary Limited	South Africa

782	Alberton Industrial Properties Proprietary Limited	South Africa

783	Allied Development Company Proprietary Limited	South Africa

784	Allied Grinaker Properties Proprietary Limited	South Africa

785	Allpay Consolidated Investment Holdings Proprietary Limited	South Africa

786	Allpay Eastern Cape Proprietary Limited - (CIPC - Voluntary liquidation 19/07/2012)	South Africa

787	Allpay Free State Proprietary Limited - (CIPC - Voluntary liquidation 19/07/2012)	South Africa

788	Allpay Gauteng Proprietary Limited - (CIPC - Voluntary liquidation 19/07/2012)	South Africa

789	Allpay Kwazulu-Natal Proprietary Limited	South Africa

790	Allpay Limpopo Proprietary Limited	South Africa

791	Allpay Mpumalanga Proprietary Limited	South Africa

792	Allpay Northern Cape Proprietary Limited	South Africa

793	Allpay Northwest Proprietary Limited	South Africa

794	Allpay Western Cape Proprietary Limited - (CIPC - Voluntary liquidation 19/07/2012)	South Africa

795	Alpha Trust	South Africa

796	Asset Backed Arbitraged Securities Proprietary Limited	South Africa

797	ATIS RAD Property Holding Proprietary Limited	South Africa

798	ATIS RAD Property Trading Proprietary Limited	South Africa

799	Bankorptrust Limited	South Africa

800	Barclays Africa Group Limited	South Africa

801	Barclays Africa Regional Office Proprietary Limited	South Africa

802	Barrie Island Property Investments Proprietary Limited	South Africa

803	Bateleur Laeveld Proprietary Limited	South Africa

804	Batho Bonke Absa HDSA Employee Trust	South Africa

805	Biprops 36 Proprietary Limited	South Africa

806	Blue Age Properties 60 Proprietary Limited	South Africa

807	Bowwood and Main No 11 Proprietary Limited	South Africa

808	Campus on Rigel Proprietary Limited	South Africa

809	Cedar Lakes Country Estates Proprietary Limited	South Africa

810	CMB Nominees Proprietary Limited	South Africa

811	Collateralised Auto Receivables Securitisation 1 Proprietary Limited	South Africa

812	Collateralised Auto Receivables Securitisation Programme Proprietary Limited	South Africa

813	Combined Mortgage Nominees Proprietary Limited	South Africa

814	Compro Holdings Proprietary Limited	South Africa

815	Culemborg Investment Properties Proprietary Limited	South Africa

816	Declord Investments Proprietary Limited	South Africa

817	Diluculo Guarantee SPV (RF) Proprietary Limited	South Africa

818	Diluculo Investments Proprietary Limited	South Africa

819	Diluculo Properties Proprietary Limited	South Africa

820	Diluculo Property Trading Proprietary Limited	South Africa

821	Draaikloof Properties Proprietary Limited	South Africa

822	Durovest 12 Proprietary Limited	South Africa

823	Equity Estates Basingstoke Limited	South Africa

824	Erfrad 1 Proprietary Limited	South Africa

825	Erfrad 2 Proprietary Limited	South Africa

826	Erfrad 6 Proprietary Limited	South Africa

827	FFS Finance South Africa (RF) Proprietary Limited	South Africa

828	Fradey Nominees Proprietary Limited	South Africa

829	Goldreef Village Share Block Limited	South Africa

830	Gotswelela Proprietary Limited	South Africa

831	Guaret Investments No 1 Proprietary Limited	South Africa

832	Home Obligors Mortgage Enhanced Securities (RF) Limited	South Africa

833	Integrated Processing Solutions Proprietary Limited	South Africa

834	iSentials Proprietary Limited	South Africa

835	Kangrove Proprietary Limited	South Africa

836	Kempwest Proprietary Limited	South Africa

837	Kibble Investments Proprietary Limited	South Africa

838	Lekkerleef Eiendoms Beperk	South Africa

839	Lodel Proprietary Limited	South Africa

840	MAN Financial Services (SA) Proprietary Limited	South Africa

841	Marmanet Retirement Village Proprietary Limited	South Africa

842	Maximus Financial Services Proprietary Limited	South Africa

843	MB Acquired Operations Limited	South Africa

844	Meeg Asset Finance Proprietary Limited	South Africa

845	Merfin Proprietary Limited	South Africa

846	Mogale City Mall Proprietary Limited	South Africa

847	Nation-Wide Recovery Services Proprietary Limited	South Africa

848	NBL Financing Proprietary Limited	South Africa

849	NewFunds Proprietary Limited	South Africa

850	Newgold Issuer (RF) Limited	South Africa

851	Newgold Managers Proprietary Limited	South Africa

852	Ngwenya River Estate Proprietary Limited	South Africa

853	Nkwe Rosslyn Properties Proprietary Limited	South Africa

854	Northern Lights Trading 197 Proprietary Limited	South Africa

855	Olieven Properties Proprietary Limited	South Africa

856	Ottawa Development Trust Proprietary Limited	South Africa

857	Pacific Heights Investments 196 Proprietary Limited	South Africa

858	Palmietfontein Investments Proprietary Limited	South Africa

859	Persistent Property Investments Proprietary Limited	South Africa

860	Pienaarsrivier Properties Proprietary Limited	South Africa

861	Rite-Ahead Investments Proprietary Limited	South Africa

862	Rogoff Springs Proprietary Limited	South Africa

863	Roodekop Townships Proprietary Limited	South Africa

864	S B V Services Proprietary Limited	South Africa

865	Somerset West Autopark Proprietary Limited	South Africa

866	South African Bankers Services Company Limited	South Africa

867	T E AND M J Proprietary Limited	South Africa

868	Tembisa Mall Proprietary Limited	South Africa

869	The Absa Rewards Company Proprietary Limited	South Africa

870	The Ballito Junction Development Proprietary Limited	South Africa

871	Thebes Landgoed Eiendoms Beperk	South Africa

872	Trackhedge (RF) Proprietary Limited	South Africa

873	Trackhedge Managers Proprietary Limited	South Africa

874	UBS Trust Limited	South Africa

875	United Development Corporation Proprietary Limited	South Africa

876	United Towers Proprietary Limited	South Africa

877	Up-Front Investments 132 Proprietary Limited	South Africa

878	Volkskas Eiendomsdienste Eiendoms Beperk	South Africa

879	Volkskastrust Beperk	South Africa

880	Westbrook Residential Development Proprietary Limited	South Africa

881	Woodbook Finance Proprietary Limited	South Africa

882	Woolworths Financial Services Proprietary Limited	South Africa

883	Antilia Promociones Inmobiliarias SA	Spain

884	AyT Genova Hipotecario II Fondo de Titulizacion Hipotecaria	Spain

885	AyT Genova Hipotecario III Fondo de Titulizacion Hipotecaria	Spain

886	AyT Genova Hipotecario IV Fondo de Titulizacion Hipotecaria	Spain

887	AyT Genova Hipotecario IX Fondo de Titulizacion Hipotecaria	Spain

888	AyT Genova Hipotecario VI Fondo de Titulizacion Hipotecaria	Spain

889	AyT Genova Hipotecario VII Fondo de Titulizacion Hipotecaria	Spain

890	AyT Genova Hipotecario VIII Fondo de Titulizacion Hipotecaria	Spain

891	AyT Genova Hipotecario X Fondo de Titulizacion Hipotecaria	Spain

892	AyT Genova Hipotecario XI Fondo de Titulizacion Hipotecaria	Spain

893	AyT Genova Hipotecario XII Fondo de Titulizacion Hipotecaria	Spain

894	AYT Goya Hipotecario III, Fondo De Titulizacion De Activos	Spain

895	AyT Goya Hipotecario IV, Fondo de Titulización de Activos	Spain

896	AyT Goya Hipotecario V, Fondo De Titulización De Activos	Spain

897	Barclays Bank S.A.U.	Spain

898	Barclays Distribución, S.A.	Spain

899	Barclays Factoring SA Establecimiento Financiero De Credito	Spain

900	Barclays Finance, Agente de Banca, S.A.	Spain

901	Barclays Mediador, Operador de Banca Seguros Vinculado, S.A.	Spain

902	Barclays Wealth Managers España, SGIIC, S.A.	Spain

903	CNP Barclays Vida Y Pensiones Compania De Seguros, S.A.	Spain

904	Fundacion Barclays	Spain

905	Iberalbion A.I.E.	Spain

906	Inmuebles y Servicios Barclays SA	Spain

907	ISB CANARIAS SA	Spain

908	Ruval SA	Spain

909	TdA Corporativos I, Fondo de Titulizacion de Activos	Spain

910	EnterCard Holding AB	Sweden

911	EnterCard Sverige AB	Sweden

912	Barclays Bank (Suisse) S.A.	Switzerland

913	Barclaytrust (Suisse) SA	Switzerland

914	BPB Holdings S.A.	Switzerland

915	Barclays Capital Securities Taiwan Limited	Taiwan

916	Barclays Bank Tanzania Limited	Tanzania, United Republic of

917	National Bank of Commerce Limited	Tanzania, United Republic of

918	Barclays Capital Securities (Thailand) Ltd.	Thailand

919	Barclays Bank of Uganda Limited	Uganda

920	Barclays Uganda (Nominees) Limited (In Liquidation 13/09/2013)	Uganda

921	Barclays Capital Services (Ukraine) LLC	Ukraine

922	475 Fifth 09 LLC	United States

923	Analog Analytics Inc	United States

924	Analytical FX Trading Strategy Cell I	United States

925	Analytical FX Trading Strategy Cell II	United States

926	Analytical FX Trading Strategy Series LLC	United States

927	Analytical Trade Holdings LLC	United States

928	Analytical Trade Investments LLC	United States

929	Appalachian NPI, LLC	United States

930	Archstone Equity Holdings Inc	United States

931	Barclays Asset Management Group LLC	United States

932	Barclays Bank Delaware	United States

933	Barclays BWA, Inc.	United States

934	Barclays Capital Commodities Corporation	United States

935	Barclays Capital Derivatives Funding LLC	United States

936	Barclays Capital Energy Inc.	United States

937	Barclays Capital Equities Trading GP	United States

938	Barclays Capital Holdings Inc.	United States

939	Barclays Capital Inc.	United States

940	Barclays Capital Real Estate Finance Inc.	United States

941	Barclays Capital Real Estate Holdings Inc.	United States

942	Barclays Capital Real Estate Inc.	United States

943	Barclays Capital Services Inc.	United States

944	Barclays Commercial Mortgage Securities LLC	United States

945	Barclays Delaware Holdings LLC	United States

946	Barclays Electronic Commerce Holdings Inc.	United States

947	Barclays Financial LLC	United States

948	Barclays Group US Inc.	United States

949	Barclays Insurance U.S. Inc.	United States

950	Barclays Investment Holdings Inc.	United States

951	Barclays Oversight Management Inc.	United States

952	Barclays Private Credit Partners LLC	United States

953	Barclays Receivables LLC	United States

954	Barclays Services Corporation	United States

955	Barclays Services LLC	United States

956	Barclays Uruguay Holdings LLC	United States

957	Barclays US CCP Funding LLC	United States

958	Barclays US Funding LLC	United States

959	Barclays US GPF Inc.	United States

960	Barclays Wealth Trustees (U.S.), N.A.	United States

961	Baroreo Lloyd Corp.	United States

962	BCAP LLC	United States

963	BCAP Trust 2006 - AA 2	United States

964	BCAP Trust 2006-AA 1	United States

965	BCAP Trust 2006-RR 1	United States

966	BCAP Trust 2007 - AA 1	United States

967	BCAP Trust 2007 - AA 2	United States

968	BCAP Trust 2007 - AA 3	United States

969	BCAP Trust 2007 - AA 4	United States

970	BCAP Trust 2007 - AA 5	United States

971	BCAP Trust 2007 - AB 1	United States

972	BCAP Trust 2008 - IND 1	United States

973	BCAP Trust 2008-RR 1	United States

974	BCAP Trust 2008-RR 2	United States

975	BCAP Trust 2008-RR 3	United States

976	BCAP Trust 2009-RR 1	United States

977	BCAP Trust 2009-RR 10	United States

978	BCAP Trust 2009-RR 11	United States

979	BCAP Trust 2009-RR 12	United States

980	BCAP Trust 2009-RR 13	United States

981	BCAP Trust 2009-RR 14	United States

982	BCAP Trust 2009-RR 15	United States

983	BCAP Trust 2009-RR 2	United States

984	BCAP Trust 2009-RR 3	United States

985	BCAP Trust 2009-RR 4	United States

986	BCAP Trust 2009-RR 5	United States

987	BCAP Trust 2009-RR 6	United States

988	BCAP Trust 2009-RR 7	United States

989	BCAP Trust 2009-RR 8	United States

990	BCAP Trust 2010-RR 1	United States

991	BCAP Trust 2010-RR 10	United States

992	BCAP Trust 2010-RR 11	United States

993	BCAP Trust 2010-RR 12	United States

994	BCAP Trust 2010-RR 13	United States

995	BCAP Trust 2010-RR 2	United States

996	BCAP Trust 2010-RR 3	United States

997	BCAP Trust 2010-RR 4	United States

998	BCAP Trust 2010-RR 5	United States

999	BCAP Trust 2010-RR 6	United States

1000	BCAP Trust 2010-RR 7	United States

1001	BCAP Trust 2010-RR 8	United States

1002	BCAP Trust 2010-RR 9	United States

1003	BCAP Trust 2011-RR 1	United States

1004	BCAP Trust 2011-RR 11	United States

1005	BCAP Trust 2011-RR 9	United States

1006	BCAP Trust 2011-RR10	United States

1007	BCAP Trust 2011-RR-12	United States

1008	BCAP Trust 2011-RR2	United States

1009	BCAP Trust 2011-RR3	United States

1010	BCAP Trust 2011-RR4	United States

1011	BCAP Trust 2011-RR5	United States

1012	BCAP Trust 2011-RR6	United States

1013	BCAP Trust 2011-RR7	United States

1014	BCAP Trust 2011-RR8	United States

1015	BCAP Trust 2012-RR 1	United States

1016	BCAP Trust 2012-RR 10	United States

1017	BCAP Trust 2012-RR 11	United States

1018	BCAP Trust 2012-RR 12	United States

1019	BCAP Trust 2012-RR 2	United States

1020	BCAP Trust 2012-RR 3	United States

1021	BCAP Trust 2012-RR 4	United States

1022	BCAP Trust 2012-RR 5	United States

1023	BCAP Trust 2012-RR 6	United States

1024	BCAP Trust 2012-RR 7	United States

1025	BCAP Trust 2012-RR 8	United States

1026	BCAP Trust 2012-RR 9	United States

1027	BCREO I LLC	United States

1028	BCRR Trust 2009-1	United States

1029	BCRR Trust 2009-2	United States

1030	BCRR Trust 2010 LEAF	United States

1031	BIH ASN LLC	United States

1032	BNRI Acquisition No.4 LLC	United States

1033	BNRI Acquisition No.5, LP	United States

1034	BTXS Inc.	United States

1035	Budelli Investments Inc.	United States

1036	Centergate at Gratigny LLC	United States

1037	CPIA Acquisition No.1 LLC	United States

1038	CPIA Acquisition No.2 LLC	United States

1039	CPIA Acquisition No.3 LLC	United States

1040	CPIA Equity No. 1 Inc.	United States

1041	CPIA Finance No.1, LLC	United States

1042	CPIA FX Investments Inc.	United States

1043	CPIA Holdings No.1, LLC	United States

1044	Curve Investments GP	United States

1045	Dryrock Funding LLC	United States

1046	Dryrock Issuance Trust	United States

1047	EQLS Trust 2007-1	United States

1048	EQLS Trust 2007-1	United States

1049	Equifirst Corporation (In liquidation 30.06.2010)	United States

1050	Fulton Investments LLC	United States

1051	Gosha Trading LP	United States

1052	Gracechurch Services Corporation	United States

1053	Grand Central Asset Trust	United States

1054	GRU Power Inc.	United States

1055	HYMF, Inc.	United States

1056	Island Gardens LLC	United States

1057	La Torretta Beverages LLC	United States

1058	La Torretta Hospitality LLC	United States

1059	La Torretta Operations LLC	United States

1060	Lagalla Investments LLC	United States

1061	Long Island Holding A LLC	United States

1062	Long Island Holding B LLC	United States

1063	Long Island Holding C LLC	United States

1064	LTDL Holdings LLC	United States

1065	Ludlow Investments LLC	United States

1066	Marbury Holdings Inc.	United States

1067	One Vail Road Private Residence Owners Association, Inc.	United States

1068	One Vail Road Residence Club Owners Association, Inc.	United States

1069	One Vail Road Resort Association, Inc	United States

1070	Orchid 09 LLC	United States

1071	Ostia Funding No.1 LLC	United States

1072	Ostia Funding No.2 LLC	United States

1073	Overlook at Sugarloaf Inc	United States

1074	Persica Holdings LLC	United States

1075	Persica Lease LLC	United States

1076	Persica LL LLC	United States

1077	Persica Property LLC	United States

1078	Preferred Liquidity, LLC	United States

1079	Procella Investments LLC	United States

1080	Procella Investments No.1 LLC	United States

1081	Procella Investments No.2 LLC	United States

1082	Procella Investments No.3 LLC	United States

1083	Procella Swaps LLC	United States

1084	Protium Finance I LLC	United States

1085	Protium Master Grantor Trust	United States

1086	Protium Master Mortgage LP	United States

1087	Protium REO I LP	United States

1088	RB Special Assets, L.L.C.	United States

1089	Relative Value Holdings, LLC	United States

1090	Rhode Investments LLC	United States

1091	SABN First Franklin NIM Trust 2004-FF6	United States

1092	SABN First Franklin Trust 2004 FF4	United States

1093	SABN First Franklin Trust 2004 FF8	United States

1094	SABN Trust 2004-DO2	United States

1095	SABN Trust 2004-OP2	United States

1096	SABN Trust 2005 EC1	United States

1097	SABN Trust 2005 FF1	United States

1098	SABN Trust 2005 FR1	United States

1099	SABN Trust 2005 FR2	United States

1100	SABN Trust 2005 FR3	United States

1101	SABN Trust 2005 FR4	United States

1102	SABN Trust 2005 FR5	United States

1103	SABN Trust 2005 HE1	United States

1104	SABN Trust 2005 OP1	United States

1105	SABN Trust 2005 OP2	United States

1106	SABN Trust 2006 - ARNIM WN5	United States

1107	SABN Trust 2006 ARNIM M3	United States

1108	SABN Trust 2006 FR1	United States

1109	SABN Trust 2006 FR2	United States

1110	SABN Trust 2006 FR3	United States

1111	SABN Trust 2006 FR4	United States

1112	SABN Trust 2006 HE1	United States

1113	SABN Trust 2006 HE2	United States

1114	SABN Trust 2006 NC2	United States

1115	SABN Trust 2006 NC3	United States

1116	SABN Trust 2006 OP1	United States

1117	SABN Trust 2006 RASC KS8	United States

1118	SABN Trust 2006 RASC KS9	United States

1119	SABN Trust 2006 WF3	United States

1120	SABN Trust 2006 WM2	United States

1121	SABN Trust 2006 WM3	United States

1122	SABN Trust 2006 WM4	United States

1123	SABN Trust 2006 WMC	United States

1124	SABN Trust 2007 BR1	United States

1125	SABN Trust 2007 BR2	United States

1126	SABN Trust 2007 BR3	United States

1127	SABN Trust 2007 BR4	United States

1128	SABN Trust 2007 BR5	United States

1129	SABN Trust 2007 HE1	United States

1130	SABN Trust 2007 NC1	United States

1131	SABN Trust 2007 NC2	United States

1132	SABN Trust 2007 WF1	United States

1133	SABR First Franklin NIM Trust 2004-FF6	United States

1134	SABR First Franklin Trust 2004 FF4	United States

1135	SABR First Franklin Trust 2004 FF8	United States

1136	SABR Trust 2004-DO2	United States

1137	SABR Trust 2004-OP2	United States

1138	SABR Trust 2005 EC1	United States

1139	SABR Trust 2005 FF1	United States

1140	SABR Trust 2005 FR1	United States

1141	SABR Trust 2005 FR2	United States

1142	SABR Trust 2005 FR3	United States

1143	SABR Trust 2005 FR4	United States

1144	SABR Trust 2005 FR5	United States

1145	SABR Trust 2005 HE1	United States

1146	SABR Trust 2005 OP1	United States

1147	SABR Trust 2005 OP2	United States

1148	SABR Trust 2006 - ARNIM WN5	United States

1149	SABR Trust 2006 ARNIM M3	United States

1150	SABR Trust 2006 FR1	United States

1151	SABR Trust 2006 FR2	United States

1152	SABR Trust 2006 FR3	United States

1153	SABR Trust 2006 FR4	United States

1154	SABR Trust 2006 HE1	United States

1155	SABR Trust 2006 HE2	United States

1156	SABR Trust 2006 NC2	United States

1157	SABR Trust 2006 NC3	United States

1158	SABR Trust 2006 OP1	United States

1159	SABR Trust 2006 RASC KS8	United States

1160	SABR Trust 2006 RASC KS9	United States

1161	SABR Trust 2006 WF3	United States

1162	SABR Trust 2006 WM2	United States

1163	SABR Trust 2006 WM3	United States

1164	SABR Trust 2006 WM4	United States

1165	SABR Trust 2006 WMC	United States

1166	SABR Trust 2007 BR1	United States

1167	SABR Trust 2007 BR2	United States

1168	SABR Trust 2007 BR3	United States

1169	SABR Trust 2007 BR4	United States

1170	SABR Trust 2007 BR5	United States

1171	SABR Trust 2007 HE1	United States

1172	SABR Trust 2007 NC1	United States

1173	SABR Trust 2007 NC2	United States

1174	SABR Trust 2007 WF1	United States

1175	SABRPN LLC	United States

1176	Securitized Asset Backed Receivables LLC	United States

1177	TAL Europe, LLC	United States

1178	Taurus Investments LLC	United States

1179	TPLL LLC	United States

1180	TPProperty LLC	United States

1181	TPWorks LLC	United States

1182	US Secured Investments LLC	United States

1183	Vail 09 LLC	United States

1184	Vail Development 09 LLC	United States

1185	Vail Hotel 09 LLC	United States

1186	Vail Hotel A LLC	United States

1187	Vail Hotel B LLC	United States

1188	Vail Residential 09 LLC	United States

1189	Vanoise Inc	United States

1190	Verain Investments LLC	United States

1191	Vestry Investments LLC	United States

1192	Wilmington Riverfront Receivables LLC	United States

1193	Barclays Uruguay S.A (in liquidation from 27.04.2012)	Uruguay

1194	Gurcomere Limited	Virgin Islands, British

1195	Barclays Bank Zambia Plc	Zambia

1196	Barclays Life Zambia Limited	Zambia

1197	Kafue House Limited	Zambia

1198	Afcarme Zimbabwe Holdings (Pvt) Limited	Zimbabwe

1199	Barclays Bank of Zimbabwe Limited	Zimbabwe

1200	Barclays Merchant Bank of Zimbabwe Limited	Zimbabwe

1201	Barclays Zimbabwe Nominees (Pvt) Limited	Zimbabwe

1202	BRAINS Computer Processing (Pvt) Limited	Zimbabwe

1203	Branchcall Computers (Pvt) Limited	Zimbabwe

1204	Fincor Finance Corporation Limited	Zimbabwe